--------------------------------------------------------------------------------
                                                 WEITZ SERIES FUND, INC.

                                                  VALUE PORTFOLIO

                                               S E M I - A N N U A L

                                                    R E P O R T

                                                   SEPTEMBER 30, 1996

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008
                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended September 30, 1996, calculated in accordance with SEC standardized formulas.

                              VALUE OF      VALUE OF      VALUE OF
                               INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                               $25,000    CAPITAL GAIN   REINVESTED   VALUE OF   ANNUAL RATE
PERIOD ENDED                 INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     OF RETURN
---------------------------  -----------  -------------  -----------  ---------  -----------

May 9, 1986                   $  25,000            --            --   $  25,000          --
Dec. 31, 1986                    25,863            --            --      25,863         3.5%*
Dec. 31, 1987                    24,253           264         1,205      25,722        -0.5
Dec. 31, 1988                    27,430           299         2,223      29,952        16.5
Dec. 31, 1989                    30,763         2,103         3,701      36,567        22.1
Dec. 31, 1990                    28,040         2,112         4,500      34,652        -5.2
Dec. 31, 1991                    33,940         3,811         6,475      44,226        27.6
Dec. 31, 1992                    36,350         6,019         7,884      50,253        13.6
Dec. 31, 1993                    42,010         9,114         9,199      60,323        20.0
Dec. 31, 1994                    36,075        10,414         7,899      54,388        -9.8
Dec. 31, 1995                    45,955        17,447        11,855      75,257        38.4
Sept. 30, 1996 (9 Mos.)          51,328        19,486        13,241      84,055        11.7

The portfolio's average annual total return for the one, five and ten year periods ending September 30, 1996, was 16.3%, 14.8%, and 12.5%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $14,094, and the total amount of "income" distributions reinvested was $8,015. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

*Return is for the seven month period 5/9/86 through 12/31/86

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                    SEPTEMBER 30, 1996 - SEMI-ANNUAL REPORT

                                                                 October 9, 1996

TO OUR SHAREHOLDERS

PERFORMANCE REVIEW

      The value of our portfolio grew by 1.2% in the 3rd quarter. This brings our return for the first three quarters of 1996 to 11.7%. The table below summarizes the total return data (income plus appreciation) for our portfolio, the average fund in our Lipper Analytical Services peer group (Growth and Income funds), and the S&P 500.

                        3RD Q      YEAR TO DATE      1 YEAR       5 YEARS     10 YEARS
                     -----------  ---------------  -----------  -----------  -----------
Value Portfolio             1.2%          11.7%          16.3%        14.8%        12.5%

Ave. G&I Fund               2.9           12.4           17.2         13.8         12.8

S&P 500                     3.1           13.5           20.3         15.2         14.9

Information assumes redemption at the end of each period and reinvestment of dividends.
Information for the Value Portfolio and the Average Growth and Income Fund reflects deduction of fees and expenses. The S&P 500 Index is an unmanaged index consisting of
500 companies. Investment expenses are not deducted from the S&P 500 Index.

      The table on page 2 shows the growth of a $25,000 investment in the Value Portfolio made at the portfolio's inception in 1986. This table is a fixture in these quarterly reports, yet I think some shareholders may be confused about how to read it. For those who would like a refresher course, I have added a more detailed explanation near the end of this letter.

COMMENTARY

      The small net gain for the quarter belies the fact that the market, and our portfolio, suffered a sharp decline during July. At one point, we had given back nearly all of our first half gain. The epicenter of the July "correction" was in the small-capitalization technology stocks, but the shock waves spread throughout the market. Although the general market recovered and moved to new highs by the end of the quarter, this was a good reminder that investor anxiety is high, liquidity is low, and that the market is likely to remain quite volatile.

      The composition of our portfolio has not changed dramatically during the quarter. Financial companies continued to perform well, and I took some profits in stocks such as Greenpoint Financial and Imperial Credit Industries that were approaching my valuation targets. Redwood Trust, which I have discussed in past letters, was a particular standout, with the common rising 14% in the quarter while the Redwood warrants rose 31%. Cable stocks, on the other hand, were particularly weak during July, and I made significant additions to several positions. Although cable stocks have cost us 3-4 percentage points of return this year, I think they will be good contributors in the future.

      Cable industry problems, both real and perceived, have been well-publicized. (The cover of the current "Business Week" shouts, "CABLE TV -- THE LOOMING CRISIS.") Capital expenditures for system upgrades to allow for digital compression, cable modems, and telephony have been very expensive, and the suppliers of digital converter boxes and modems have only recently begun to deliver the equipment that will allow cable companies to offer the new services. Direct broadcast by satellite (DBS) has had good success in gaining new subscribers, and telephone companies are beginning to offer "wireless cable" as their first step into the video business.

      Rick Lawson and I have spent a great deal of time talking to cable companies, their competitors, and analysts who study the industry. We continue to believe that cable company prospects are much better than investors realize. Now that digital set-top boxes and modems are available, the companies will be able to earn returns on their recent capital investments. As for the new competition, coaxial cable is still the best-positioned delivery system. With digital compression, cable will be able to match the number of channels and video quality of DBS (at lower cost), and will be able to carry local TV stations and two-way voice, data, and video which are not available by satellite. Wireless cable has proven to be technically problematical, and the phone companies do not seem to be moving aggressively to implement wireless. They have also conceded (after experiments such as U.S. West's in Omaha) that "over-building," or building a second, competing coaxial system, is not economically feasible.

      In short, the cable business is no longer a monopoly, but cable has actually been adding subscribers in the face of DBS because the market is growing, and we believe that cable is in a good competitive position. Cable company cash flows are already growing at double digit rates, and the new products and services should insure future growth. I think the stocks will do well because the business fundamentals are good, and because expectations are low.

      Looking forward, we continue to face the problem of investing in a relatively expensive market. I do not believe it makes sense to "get out" of the market, because it is almost impossible to know when to, and have the courage to, reenter. Furthermore, the transaction costs (bid-asked spreads as well as commissions) and (for some) taxes, make market timing an expensive and risky business. I still believe that the best long-term results are earned by value investors who have the courage to buy when others are fearful, and to sell when valuations are excessive. This simple approach does not insulate us from TEMPORARY declines in market value, but it should produce reasonable returns without exposing us to PERMANENT loss of capital.

THE "GROWTH OF A $25,000 INVESTMENT" TABLE

      Those who have never been curious about how the "$25,000 Table" on page 2 worked will want to skip this section. However, for those who like to dig into performance statistics to get a longer-term perspective on the sources of our growth and the tax efficiency of our investment style, the next few paragraphs are for you. They refer to the table on page 2 which shows how a $25,000 investment in the Value Portfolio would have grown over the past 10+ years.

      In the first column, the original $25,000 was invested in shares that have grown to be worth $51,328 (as net asset value per share has grown from $10.000 to $20.531). This gain of $26,328 on the original shares, represents UNREALIZED capital gain on which taxes will be deferred until these shares are sold.

      The footnote shows the amount of TAXABLE income which has been paid out in the form of realized long-term capital gains ($14,094), and ordinary income ($8,015) dividends. These amounts were reported on "1099" forms each January, and taxpayers paid the appropriate income taxes. They now represent the cost basis for the shares bought through dividend reinvestment. The second and third columns show the current value of the additional shares which were purchased through automatic reinvestment of these capital gains and ordinary income dividends ($19,486 and $13,241, respectively).

      The fourth column shows the combined value of the original shares and the reinvested dividend shares at the end of each period. Thus, an initial investment of $25,000 on May 9, 1986, with dividends reinvested, has grown in value to $84,055 on September 30, 1996. The total "cost basis" of these shares FOR TAX PURPOSES is the original investment ($25,000) + dividends paid and reinvested ($14,094 + $8,015) = $47,109.

      Tracking cost basis becomes very tricky once the investor begins to sell some of his shares. The IRS allows various methods of calculation, so it is important to be consistent and to keep good records. Current year quarterly account statements and year-end statements provide all the required transaction history to calculate cost basis, and these should be kept for the life of your investment. Mary Bickels can answer your general questions about the various methods of determining cost basis, but there is no substitute for a good tax advisor.

      Finally, the fifth column shows the "total return" (income plus appreciation) for each period. Our portfolio's annual returns have ranged from -9.8 to +38.4. I find the five- and ten-year AVERAGE returns listed below the table more significant, but the annual numbers are a good reminder that short-term performance is unpredictable.

INVESTMENT QUESTIONS?

      Shareholders often have questions about the quarterly report, the investment portfolio, and our investment philosophy as well as personal questions about assessing investment risk, diversification, and allocation of capital among different types of investments. We hope that you will feel free to call Eric Ball or any of our other analysts and portfolio managers if we can be helpful in any of these areas. Mary Bickels is also available to help with the mechanics of IRA's and other retirement accounts and to answer any questions you might have about your statements or other administrative matters.
                                                         Best regards,

                                                         /s/ Wallace R. Weitz

                                                         Wallace R. Weitz
                                                         President

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                                COST           VALUE
----------                                                                           -------------  -------------
            COMMON STOCKS -- 86.8%
            BANKING -- 12.8%
    70,000  Bank America Corp.                                                       $   3,381,980  $   5,748,750
   150,000  Bank Plus Corp.*                                                             1,216,250      1,593,750
    12,000  Bostonfed Bancorp, Inc.                                                        141,000        159,000
   250,000  Dime Bancorp, Inc.*                                                          2,837,275      3,343,750
    25,000  First Keystone Financial, Inc.*                                                340,100        456,250
    10,000  Mercantile Bancorporation                                                      303,100        520,000
   100,000  PFF Bancorp, Inc.*                                                           1,100,000      1,237,500
   100,000  Poughkeepsie Savings Bank                                                      511,875        512,500
    62,500  R&G Financial Corp CL B                                                      1,062,500      1,109,375
    65,200  Wells Fargo & Co.                                                           10,353,187     16,952,000
                                                                                     -------------  -------------
                                                                                        21,247,267     31,632,875
                                                                                     -------------  -------------
            CABLE TELEVISION -- 18.0%
   246,500  Adelphia Communications Corp. CL A*                                          1,961,718      2,495,812
   500,000  Century Communications Corp. CL A*                                           3,552,170      3,750,000
   710,000  Comcast Corporation CL A                                                    11,326,661     10,916,250
   700,000  Tele-Communications, Inc. CL A*                                             11,530,950     10,456,250
   328,000  Tele-Communications Liberty Media CL A*                                      7,748,558      9,389,000
   118,000  Time Warner, Inc.                                                            3,723,863      4,557,750
   180,000  U.S. West Media Group*                                                       3,261,440      3,037,500
                                                                                     -------------  -------------
                                                                                        43,105,360     44,602,562
                                                                                     -------------  -------------
            CONSUMER PRODUCTS AND SERVICES -- 2.3%
   125,000  American Classic Voyages Co.*                                                1,196,363      1,171,875
     4,875  Lady Baltimore Foods, Inc.                                                     227,781        219,375
    60,000  Protection One, Inc.*                                                          341,500        757,500
   100,000  Seafield Capital Corp.                                                       3,640,575      3,550,000
                                                                                     -------------  -------------
                                                                                         5,406,219      5,698,750
                                                                                     -------------  -------------
            DEFENSE -- 0.1%
    30,000  Esco Electronics Corp.                                                         345,550        281,250
                                                                                     -------------  -------------
            FEDERAL AGENCIES -- 6.0%
    40,000  Federal Home Loan Mortgage Corp.                                             1,523,197      3,915,000
   140,000  Federal National Mortgage Association                                        2,790,950      4,882,500
    80,000  Student Loan Marketing Association                                           3,679,517      5,970,000
                                                                                     -------------  -------------
                                                                                         7,993,664     14,767,500
                                                                                     -------------  -------------
            FINANCIAL SERVICES -- 6.7%
   100,000  American Express, Co.                                                        3,354,046      4,625,000
       110  Berkshire Hathaway, Inc.*                                                      640,550      3,536,500
   128,000  Capital One Financial Corp.                                                  3,107,958      3,824,000
    16,500  Imperial Credit Industries, Inc.*                                               85,125        604,312
    65,000  Imperial Thrift & Loan Association*                                            699,375        885,625
    30,000  PS Group, Inc.*                                                                278,125        386,250
    60,000  Salomon, Inc.                                                                2,167,071      2,737,500
                                                                                     -------------  -------------
                                                                                        10,332,250     16,599,187
                                                                                     -------------  -------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                                COST           VALUE
----------                                                                           -------------  -------------
            INFORMATION AND DATA PROCESSING -- 2.3%
   144,500  BRC Holdings, Inc.*                                                      $   3,652,688  $   5,202,000
   192,600  Intelligent Systems Corp.*                                                     391,376        541,687
                                                                                     -------------  -------------
                                                                                         4,044,064      5,743,687
                                                                                     -------------  -------------
            MORTGAGE BANKING -- 7.2%
   480,000  Countrywide Credit Industries, Inc.                                          8,548,754     12,300,000
   428,058  Resource Bancshares Mtg. Grp., Inc.                                          5,008,501      5,564,754
                                                                                     -------------  -------------
                                                                                        13,557,255     17,864,754
                                                                                     -------------  -------------
            PUBLISHING AND BROADCASTING -- 4.6%
    52,700  Daily Journal Corp.*                                                         1,122,366      1,581,000
   101,900  Gabelli Global Multimedia Trust, Inc.                                          703,964        700,562
   165,000  Katz Media Group, Inc.*                                                      2,051,963      1,464,375
   311,000  Valassis Communications, Inc.*                                               4,799,485      4,859,375
    45,000  Walt Disney Co.                                                              2,597,017      2,851,875
                                                                                     -------------  -------------
                                                                                        11,274,795     11,457,187
                                                                                     -------------  -------------
            REAL ESTATE AND CONSTRUCTION -- 6.3%
   515,000  Catellus Development Corp.*                                                  3,515,957      5,085,625
    60,000  Forest City Enterprises, Inc. CL A                                           2,159,453      2,940,000
   380,000  NHP, Inc.*                                                                   5,926,895      7,196,250
   308,000  Presley Companies CL A*                                                        453,725        385,000
                                                                                     -------------  -------------
                                                                                        12,056,030     15,606,875
                                                                                     -------------  -------------
            REAL ESTATE INVESTMENT TRUSTS -- 8.5%
   120,000  First Washington Realty Trust, Inc.                                          1,944,700      2,460,000
   140,000  Innkeepers USA Trust                                                         1,286,023      1,575,000
   423,746  Redwood Trust, Inc.                                                          8,032,222     13,559,872
   130,000  Redwood Trust, Inc. Warrants, Expiring 12/31/97                                480,000      2,210,000
    79,700  Thornburg Mortgage Asset Corp.                                               1,158,095      1,295,125
                                                                                     -------------  -------------
                                                                                        12,901,040     21,099,997
                                                                                     -------------  -------------
            TELECOMMUNICATIONS -- 12.0%
   280,000  360 Communications Co.*                                                      6,495,028      6,580,000
   210,000  Airtouch Communications, Inc.*                                               6,033,127      5,801,250
   251,500  Cellular Communications of Puerto Rico, Inc.*                                6,753,808      6,413,250
   590,400  Centennial Cellular Corp. CL A*                                              9,303,140      8,044,200
    45,800  CommNet Cellular, Inc.*                                                      1,240,792      1,322,475
    38,200  Telephone and Data Systems, Inc.                                             1,424,644      1,537,550
                                                                                     -------------  -------------
                                                                                        31,250,539     29,698,725
                                                                                     -------------  -------------
            Total Common Stocks                                                        173,514,033    215,053,349
                                                                                     -------------  -------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                                COST           VALUE
----------                                                                           -------------  -------------
            NON-CONVERTIBLE PREFERRED STOCKS -- 1.5%
    10,000  Community Bank 13% Pfd. Series B                                         $     257,550  $     272,500
    30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                         645,000        727,500
    69,941  Riggs National 10.75% Pfd. Series B                                          1,852,839      1,993,319
    34,000  River Bank America 15.0% Pfd. Series A                                         845,750        782,000
                                                                                     -------------  -------------
            Total Non-Convertible Preferred Stocks                                       3,601,139      3,775,319
                                                                                     -------------  -------------


   FACE
  AMOUNT
----------
            CORPORATE BONDS -- 0.7%
  $250,000  Norwest Financial Corp. Notes 7.1% 11/15/96                                    250,281        250,383
   500,000  Salomon, Inc. Notes 7.125% 8/01/99                                             500,000        501,890
   900,000  Dime Savings 10.5% 11/15/05                                                    961,928        974,250
                                                                                     -------------  -------------
            Total Corporate Bonds                                                        1,712,209      1,726,523
                                                                                     -------------  -------------

            U.S. GOVERNMENT AND AGENCY SECURITIES -- 7.8%
 1,850,000  U. S. Treasury Bill 10/03/96                                                 1,849,477      1,849,235
 2,500,000  Federal Home Loan Bank Discount Note 12/19/96                                2,470,869      2,471,445
 1,000,000  U.S. Treasury Note 6.75% 5/31/97                                             1,000,000      1,006,719
   750,000  U.S. Treasury Note 6.0% 5/31/98                                                747,516        749,180
 4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                                      4,750,849      4,764,102
 3,000,000  Federal Home Loan Bank 6.535% 3/21/01                                        3,000,000      2,973,747
 2,000,000  Federal Home Loan Bank 6.55% 11/15/02                                        2,000,000      1,961,172
 2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                       2,497,969      2,514,795
 1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                        1,001,442        967,813
                                                                                     -------------  -------------
            Total U.S. Government and Agency Securities                                 19,318,122     19,258,208
                                                                                     -------------  -------------

            SHORT-TERM SECURITIES -- 3.5%
 8,801,107  Norwest U.S. Government Money Market Fund, 5.0%                              8,801,107      8,801,107
                                                                                     -------------  -------------
            Total Investments in Securities                                          $ 206,946,610    248,614,506
                                                                                     -------------  -------------
                                                                                     -------------
            Other Liabilities in Excess of Other Assets -- ( 0.3%)                                       (726,777)
                                                                                                    -------------
            Total Net Assets -- 100%                                                                $ 247,887,729
                                                                                                    -------------
                                                                                                    -------------
            Net Asset Value Per Share                                                               $      20.531
                                                                                                    -------------
                                                                                                    -------------

*Non-income producing

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $206,946,610)                         $248,614,506
    Receivable for securities sold                                                     585,570
    Accrued interest and dividends receivable                                          517,847
                                                                                  ------------
            Total assets                                                           249,717,923
                                                                                  ------------

Liabilities:
    Accrued expenses                                                                     5,306
    Due to adviser                                                                     242,150
    Payable for securities purchased                                                 1,582,738
                                                                                  ------------
            Total liabilities                                                        1,830,194
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $247,887,729
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          12,074
    Additional paid-in capital                                                     193,031,769
    Accumulated undistributed net investment income                                  1,007,678
    Accumulated undistributed net realized gains                                    12,168,312
    Net unrealized appreciation of investments (note 5)                             41,667,896
                                                                                  ------------
            Total representing net assets applicable to shares outstanding        $247,887,729
                                                                                  ------------
                                                                                  ------------

Net asset value per share of outstanding capital stock
 (12,073,906 shares outstanding)                                                  $     20.531
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

Investment income:
    Dividends                                                                     $ 1,474,561
    Interest                                                                          781,913
                                                                                  -----------
        Total investment income                                                     2,256,474
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                         1,188,816
    Administrative fee                                                                241,794
    Other expenses                                                                    125,825
                                                                                  -----------
        Total expenses                                                              1,556,435
                                                                                  -----------
        Net investment income                                                         700,039
                                                                                  -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                    5,226,856
    Net unrealized appreciation of investments                                      6,834,012
                                                                                  -----------
            Net realized and unrealized gain on investments                        12,060,868
                                                                                  -----------

            Net increase in net assets resulting from operations                  $12,760,907
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                 SEPT. 30, 1996      YEAR ENDED
                                                                                   (UNAUDITED)     MARCH 31, 1996
                                                                                -----------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                    $       700,039   $    1,300,132
        Net realized gain                                                              5,226,856       15,297,344
        Unrealized appreciation                                                        6,834,012       25,480,942
                                                                                -----------------  --------------
            Net increase in net assets resulting from operations                      12,760,907       42,078,418
                                                                                -----------------  --------------

    Distributions to shareholders from:
        Net investment income                                                                 --       (3,147,890)
        Net realized gain                                                                     --       (8,264,279)
                                                                                -----------------  --------------
            Total distributions                                                               --      (11,412,169)
                                                                                -----------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                           75,710,804       36,606,902
        Payments for redemptions                                                     (11,092,838)     (26,684,496)
        Reinvestment of distributions                                                         --       11,143,806
                                                                                -----------------  --------------
            Total increase from capital share transactions                            64,617,966       21,066,212
                                                                                -----------------  --------------
            Total increase in net assets                                              77,378,873       51,732,461
                                                                                -----------------  --------------

Net assets:

    Beginning of period                                                              170,508,856      118,776,395
                                                                                -----------------  --------------

    End of period                                                                $   247,887,729   $  170,508,856
                                                                                -----------------  --------------
                                                                                -----------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Portfolio and its predecessor outstanding throughout the periods indicated. On April 1, 1990, Weitz Value Fund, Inc. was merged into the Fund and renamed the Value Portfolio. Information prior to that date is for a share of the Weitz Value Fund, Inc.

                                                           SIX MONTHS
                                                             ENDED                        YEAR ENDED MARCH 31,
                                                         SEPT. 30, 1996   ----------------------------------------------------
                                                          (UNAUDITED)         1996          1995         1994         1993
                                                         --------------   ------------  ------------  -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD:                     $     19.457    $     15.552  $     15.684  $    15.526  $    13.926

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.049           0.157         0.144        0.089        0.221
  Net gains or losses on securities (realized and
   unrealized)                                                   1.025           5.247         0.452        0.683        2.199
                                                         --------------   ------------  ------------  -----------  -----------
  Total from investment operations                               1.074           5.404         0.596        0.772        2.420

LESS DISTRIBUTIONS:
  Dividends from net investment income                              --          (0.418)           --       (0.023)      (0.275)
  Distributions from realized gains                                 --          (1.081)       (0.728)      (0.591)      (0.545)
                                                         --------------   ------------  ------------  -----------  -----------
  Total distributions                                               --          (1.499)       (0.728)      (0.614)      (0.820)
                                                         --------------   ------------  ------------  -----------  -----------

NET ASSET VALUE, END OF PERIOD                            $     20.531    $     19.457  $     15.552  $    15.684  $    15.526
                                                         --------------   ------------  ------------  -----------  -----------
                                                         --------------   ------------  ------------  -----------  -----------

TOTAL RETURN                                                      5.5%+          35.9%          4.1%         4.9%        18.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period                                 $247,887,729    $170,508,856  $118,776,395  $103,839,686 $67,617,098

Ratio of expenses to average net assets                          1.31%*          1.35%         1.42%        1.41%        1.35%

Ratio of net investment income to average net assets             0.59%*          0.91%         1.06%        0.64%        1.66%

Portfolio turnover rate                                            19%             40%           28%          23%          23%

Average commission rate paid (per share)                       $0.0429++

                                                            1992         1991         1990         1989            1988
                                                         -----------  -----------  -----------  -----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD:                    $    12.842  $    11.854  $    11.772  $    10.517     $   10.792
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                        0.360        0.319        0.421        0.335          0.326
  Net gains or losses on securities (realized and
   unrealized)                                                 1.445        1.117        0.720        1.238         (0.002)
                                                         -----------  -----------  -----------  -----------   --------------
  Total from investment operations                             1.805        1.436        1.141        1.573          0.324
LESS DISTRIBUTIONS:
  Dividends from net investment income                        (0.324)      (0.380)      (0.430)      (0.318)        (0.487)
  Distributions from realized gains                           (0.397)      (0.068)      (0.629)          --         (0.112)
                                                         -----------  -----------  -----------  -----------   --------------
  Total distributions                                         (0.721)      (0.448)      (1.059)      (0.318)        (0.599)
                                                         -----------  -----------  -----------  -----------   --------------
NET ASSET VALUE, END OF PERIOD                           $    13.926  $    12.842  $    11.854  $    11.772     $   10.517
                                                         -----------  -----------  -----------  -----------   --------------
                                                         -----------  -----------  -----------  -----------   --------------
TOTAL RETURN                                                   14.3%        12.6%         9.6%        15.2%           3.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of period                                $35,948,398  $27,502,696  $24,540,101  $16,393,851     $9,219,148
Ratio of expenses to average net assets                        1.40%        1.49%        1.46%        1.50%          1.50%
Ratio of net investment income to average net assets           2.75%        2.71%        3.71%        3.30%          3.47%
Portfolio turnover rate                                          35%          29%          49%          25%            68%
Average commission rate paid (per share)

* Annualized
+ Not annualized
++ Required by regulations issued in 1995.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

(1) ORGANIZATION AND BUSINESS CHANGES

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1996, the Fund had four series in operation: the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Value Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A)VALUATION OF INVESTMENTS

       Investments are carried at market determined using the following valuation methods:

       - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

       - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

       - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors or a committee of the Board.

       All securities are valued in accordance with the above noted policies at the close of each business day.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    B) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (C)SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest, including the amortization of discount or premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the issue sold.

    (D)DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (E)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average annual daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the six months ended September 30, 1996.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1996, the fee was calculated at an average annual rate of .20% of the Portfolio's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Fund shares.

    The Fund pays directors (other than directors who are also officers of the Adviser) an annual retainer of $2,000 and fees of $800 per board meeting attended and $200 per audit committee meeting attended, which are allocated to the various portfolios. During the six months ended September 30, 1996, the Value Portfolio paid directors' fees of $10,024.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Portfolio shares, of which 12,073,906 shares are outstanding at September 30, 1996. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other portfolio.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                      SIX MONTHS ENDED
                                                                     SEPTEMBER 30, 1996    YEAR ENDED
                                                                        (UNAUDITED)      MARCH 31, 1996
                                                                     ------------------  --------------
Transactions in shares:
  Shares issued....................................................        3,879,872         1,986,630
  Shares redeemed..................................................         (569,225)       (1,491,710)
  Reinvested dividends.............................................               --           631,158
                                                                          ----------     --------------
    Net increase...................................................        3,310,647         1,126,078
                                                                          ----------     --------------
                                                                          ----------     --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $53,303,320 and $44,550,641, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1996, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $48,462,787 and $6,794,891, respectively.

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies and other information.